Recapitalization and Subscription Agreements	12 Months Ended
Dec. 31, 2021
Recapitalization And Subscription Agreements [Abstract]
Recapitalization and Subscription Agreements

Note 7 - Recapitalization and Subscription Agreements

On August 13, 2021 (the “Closing Date”), the Company consummated a recapitalization transaction (the “Recapitalization”) pursuant to a merger agreement, dated January 31, 2021 (the “Merger Agreement”), with Software Acquisition Group Inc. II, (“SWAG”), a publicly traded special purpose acquisition company. On the Closing Date, the following transactions occurred pursuant to the terms of the Merger, Subscription and Share Purchase agreements:

1)
Merger Sub merged with and into SWAG, with SWAG surviving the merger. As a result of the Merger, and simultaneously with the other transactions mentioned above, SWAG became a wholly owned subsidiary of the Company, with the securityholders of SWAG becoming securityholders of the Company.

2)	Each outstanding Preferred Share of the Company was converted into one Ordinary Share.

3)
After giving effect to the redemption of approximately $59,863 thousand of SWAG's Class A Stock, the remaining securityholders of SWAG were issued an aggregate of 15,576,479 of the Company's ordinary shares for gross proceeds of $112,646 thousand.

4)	In accordance with the terms of the Subscription Agreements, the PIPE Investors were issued an aggregate of 14,250,000 the Company's ordinary shares for gross proceeds of $142,500 thousand.

5)
In accordance with the terms of the Share Purchase Agreement, the Secondary PIPE Investors purchased 3,000,000 of the Company's ordinary shares from the Secondary Selling Shareholders at a purchase price of $10.00 per share, for an aggregate purchase price of $30,000 thousand.

6)
The Company effected a share split of each ordinary share into such number of ordinary shares, such that each ordinary share has a value of $10.00 per share after giving effect to such share split. As of the Closing Date, the share split calculated ratio was 1:4.6937. As a result, all ordinary share, redeemable convertible preferred shares, options for ordinary shares, exercise price and net loss per share amounts were adjusted retroactively for all periods.

The transaction was accounted for as a recapitalization, with no goodwill or other intangible assets recorded, because SWAG did not meet the definition of a business under ASC 805.

In addition, upon the closing of the Recapitalization, 8,625,000 public warrants and 5,200,000 private warrants, that were both issued by SWAG prior to the Transaction, were outstanding to purchase Company Ordinary Shares.

Each warrant entitles the holder to purchase one Company Ordinary Share at a price of $11.50 per share, subject to adjustments. The warrants are exercisable at any time commencing 30 days after the completion of the Recapitalization and expire five years after the Closing Date or earlier upon redemption or liquidation. The Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant at any time after they become exercisable, provided that the last sale price of the Company Ordinary Shares equals or exceeds $18 per share, subject to adjustments, for any 20-trading days within a 30-trading day period ending three business days prior to the date on which the Company sends the notice of redemption to the warrant holders. The private warrants have similar terms as the public warrants, except that the private warrants may be exercised on a cashless basis at the holder’s option and the private warrants will not be redeemed by the Company as long as they are held by the initial purchasers or their permitted transferees, but once they are transferred, they have the same rights as the public warrants. The public warrants were classified as a component of permanent equity and the private warrants were classified as a liability measured at fair value pursuant to ASC 480 “Distinguishing Liabilities from Equity” and ASC 815 “Derivatives and Hedging”.